THE PILLAR FUNDS

                          Supplement dated May 2, 2001
                    to the Prospectuses dated April 30, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                       REORGANIZATION OF THE PILLAR FUNDS

On March 9, 2001, the Board of Trustees of The Pillar Funds ("Pillar") approved an Agreement and Plan of Reorganization (the "Plan") to combine Pillar with the Galaxy Family of Funds, FleetBoston Financial Corporation's proprietary mutual fund family. The Plan requires approval by the shareholders of each portfolio of Pillar, and will be submitted to shareholders for their consideration during the second quarter of 2001. In addition, shareholders will receive a combined proxy statement/prospectus, which describes the reorganization transaction and each of the Galaxy Funds in detail. If approved, the transaction is expected to be completed in August 2001 and shareholders of The Pillar Funds will become shareholders of the Galaxy Funds.

                              HIGH YIELD BOND FUND

The High Yield Bond Fund (the "Fund") will not be included in the reorganization of The Pillar Funds, as described above, and will instead be liquidated at the time of the combination of Pillar with the Galaxy Family of Funds. As of the date of this supplement, the Fund is closed to purchases by new or existing investors. The Fund intends to cease operations in an orderly manner and distribute its net assets to shareholders. This orderly liquidation of the Fund is expected to be completed in August 2001. Existing shareholders who reinvest dividends may continue to do so or may opt to receive future dividend payments in cash by following the procedures described in the prospectus.

                                EQUITY INDEX FUND

As part of the Agreement and Plan of Reorganization between the Pillar Equity Index Fund and the Galaxy Large Company Index Fund, all shareholders of the Pillar Equity Index Fund will receive Trust Shares of the Galaxy Large Company Index Fund, which are sold without sales charges. Therefore, in anticipation of the reorganization, as of the date of this supplement, Class A and Class B Shares of the Pillar Equity Index Fund, which are sold subject to sales charges, are no longer available for purchase by new or existing investors. Instead, existing shareholders who currently own Class A or Class B Shares, as well as new individual investors, may purchase Class I Shares of the Equity Index Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PIL-SU-001-0100